Exhibit 10.1

Capital Southwest Corporation
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED EQUITY DISTRIBUTION AGREEMENT

     SECOND AMENDMENT TO THIRD AMENDED AND RESTATED EQUITY DISTRIBUTION AGREEMENT, dated as of November 2, 2021 (this “Second Amendment”), by and between Capital Southwest Corporation, a Texas corporation (the “Company”), and [ ] (the “Manager”).

W I T N E S S E T H:
WHEREAS, the Company and the Manager are parties to that certain Third Amended and Restated Equity Distribution Agreement, dated as of May 26, 2021, as amended by that certain First Amendment to Third Amended and Restated Equity Distribution Agreement, dated August 3, 2021 (as amended, restated, and modified to date, the “Equity Distribution Agreement”); and

    WHEREAS, the Company and the Manager have agreed to amend the Equity Distribution Agreement solely upon the terms and conditions provided for in this Second Amendment.
    NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Effective as of November 2, 2021, Section 2(a) of the Equity Distribution Agreement shall be, and it hereby is, amended and restated in its entirety as follows:

(a) Compliance with Registration Requirements. The Company has prepared and filed with the Commission a registration statement (File No. 333-259455) on Form N-2, including a related base prospectus, for registration under the 1933 Act of the offering and sale of the Shares (the “Registration Statement”). Such Registration Statement, including any post-effective amendments thereto filed on or prior to November 2, 2021 (the “Execution Time”), has become effective, and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for any such purpose, have been instituted or are pending or, to the knowledge of the Company, have been threatened by the Commission, and any request on the part of the Commission for additional information with respect thereto has been complied with. The Company may have filed, as part of an amendment to the Registration Statement or pursuant to Rule 424 under the 1933 Act or such other 1933 Act rule as may be applicable to the Company, one or more amendments thereto, each of which has previously been furnished to you. The Company will file with the Commission one or more prospectus supplements (each, a “Prospectus Supplement” and collectively, the “Prospectus Supplements”) relating to the Shares in accordance with Rule 424 under the 1933 Act, including all documents incorporated or deemed to be incorporated therein by reference. As filed, such Prospectus Supplements, together with the Base Prospectus, shall contain all information required by the 1933 Act and the 1940 Act and, except to the extent the Manager shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or prior to any such time this representation is repeated or deemed to be made. The Registration Statement, at the Execution Time, as of the time of each sale of Shares pursuant to this Agreement (each, a “Time of Sale”), at each Settlement Date (as defined in Section 3(a)(vi) hereof), and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, meets or will meet the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act.

On its most recent Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424 under the 1933 Act, as of the date that it is filed with the Commission, as of the date of each of the Prospectus Supplements, as of each Time of Sale, at each Settlement Date, and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act; on its most recent Effective Date, at the Execution Time and, as amended or supplemented, as of each Time of Sale, at each Settlement Date and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and at no time during the period that begins on the date of the Prospectus Supplement and ends at the later of each Settlement Date and the end of the period during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto), in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Manager specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by the Manager consists of the last paragraph under the heading “Plan of Distribution” in the Prospectus Supplement filed by the Company with the Commission on November 2, 2021. The Commission has not issued any order preventing or suspending the use of the Prospectus.

Except as expressly provided hereby, the parties further agree that all of the terms and provisions of the Equity Distribution Agreement are and shall remain in full force and effect.

This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law.

Capitalized terms used herein and not defined herein shall have the same meanings as in the Equity Distribution Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has entered into this Second Amendment to Third Amended and Restated Equity Distribution Agreement as of the date first written above.

CAPITAL SOUTHWEST CORPORATION

By:
Name:
Title:

ACCEPTED as of the date first above written.

[ ]

By:
Name:
Title: